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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2003

                               ALTRIA GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Virginia               1-8940         13-3260245
(State or other jurisdiction  (Commission    (I.R.S. Employer
     of incorporation)        File Number)  Identification No.)

120 Park Avenue, New York, New York  10017-5592
  (Address of principal executive    (Zip Code)
              offices)

       Registrant's telephone number, including area code: (917) 663-4000

                        PHILIP MORRIS COMPANIES INC.
         (Former name or former address, if changed since last report.)

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Item 5. Other Events.

             Filed as part of this Current Report on Form 8-K are the consolidated balance sheets of Altria Group, Inc. (formerly known as Philip Morris Companies Inc.) and subsidiaries as of December 31, 2002 and 2001, and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2002 (the "Financial Statements"), the independent accountants' report thereon and the statement regarding computation of ratios of earnings to fixed charges. The Financial Statements, the independent accountants' report and the statement regarding computation of ratios of earnings to fixed charges will be incorporated by reference in the Altria Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.

Item 7. Financial Statements and Exhibits.

             The Financial Statements, together with the independent accountants' report thereon, are included herein.

  (c) Exhibits

      12. Statement regarding computation of ratios of earnings to fixed charges.

      23.    Consent of independent accountants.

      99.    Financial Statements.




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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ALTRIA GROUP, INC.

                                              By: /s/ DINYAR S. DEVITRE
                                                 -----------------------------
                                              Name:  Dinyar S. Devitre
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

DATE: January 29, 2003




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                                 EXHIBIT INDEX

Exhibit No.

12.     Statement regarding computation of ratios of earnings to fixed charges.

23.     Consent of independent accountants.

99.     Financial Statements.